UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                _)

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

FORMA THERAPEUTICS HOLDINGS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
FORMA THERAPEUTICS HOLDINGS, INC.
2022 Annual Meeting
Vote by June 7, 2022 11:59 PM ET
FORMA THERAPEUTICS HOLDINGS, INC. 300 NORTH BEACON ST., SUITE 501 WATERTOWN, MA 02472
D80217-P68747
You invested in FORMA THERAPEUTICS HOLDINGS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 8, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
June 8, 2022 2:00 PM EDT
Virtually at: www.virtualshareholdermeeting.com/FMTX2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. To elect two Class II Directors to serve for a three-year term ending at the Annual Meeting of Shareholders to be held in 2025.
Nominees:
01) Peter Wirth, J.D. For 02) Timothy P. Clackson, Ph.D.
2. Ratification of the Appointment of Ernst & Young LLP as Forma Therapeutics Holdings, Inc.’s Independent Registered For Public Accounting Firm for the Fiscal Year Ending December 31, 2022.
3. Approval, on a non-binding advisory basis, of the compensation of Forma’s named executive officers. For
4. Approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation
1 Year of Forma’s named executive officers.
NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
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D80218-P68747